SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 10, 2003
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                          Asbury Automotive Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
     -----------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

         5511                                             01-06093
--------------------------                -------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)

              Three Landmark Square, Suite 500, Stamford, CT 06901
        ---------------------------------------------- ------------------
               (Address of principal executive offices) (Zip Code)

                                 (203) 356-4400
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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Item 7.  Financial Statements and Exhibits.

The registrant issued a press release on July 10, 2003, announcing that it has reached a mutual agreement with Wal-Mart Stores, Inc. to end the pilot "Price 1" program, which press release is attached hereto as exhibit 99.1.

         (c)  Exhibits

Exhibit No.                Description
-----------                ------------

99.1                       Press Release dated July 10, 2003





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASBURY AUTOMOTIVE GROUP, INC.



Date:  July 11, 2003                          By:  /s/Thomas F. Gilman

                                              Name:  Thomas F. Gilman
                                              Title: Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit No.       Description

99.1     Press Release dated July 10, 2003